Exhibit 99.2

First Charter Corporation Tuesday, July 15, 2003 Second Quarter Conference Call

Forward Looking Statements 2 This presentation contains forward looking statements with respect to the financial conditions and results of operations of First Charter Corporation, including, without limitation, statements relating to the earnings outlook of the company. These forward looking statements involve certain risks and uncertainties. Factors that may cause actual results to differ materially from those contemplated by such forward looking statements include, among others, the following possibilities: (1) projected results in connection with the implementation of our business plan are lower than expected; (2) competitive pressure among financial services companies increases significantly; (3) costs or difficulties related to the integration of acquisitions or expenses in general are greater than expected; (4) general economic conditions, in the markets in which the company does business, are less favorable than expected; (5) risks inherent in making loans, including repayment risks and risks associated with collateral values, are greater than expected; (6) changes in the interest rate environment reduce interest margins and affect funding sources; (7) changes in market rates and prices may adversely affect the value of financial products; (8) legislation or regulatory requirements or changes thereto adversely affect the businesses in which the company is engaged; (9) regulatory compliance cost increases are greater than expected; and (10) decisions to change the business mix of the company. For further information and other factors which could affect the accuracy of forward looking statements, please see First Charter's reports filed with the SEC pursuant to the Securities Exchange Act of 1934 which are available at the SEC's website (www.sec.gov) or at First Charter's website (www.FirstCharter.com). Readers are cautioned not to place undue reliance on these forward looking statements, which reflect management's judgments only as of the date hereof. The company undertakes no obligation to publicly revise those forward looking statements to reflect events and circumstances that arise after the date hereof.

Discussion Topics Actual Results vs. Guidance Loan Sale Increase in Provision for Loan Losses Sale of Other Real Estate Owned Repositioning of the Securities Portfolio Repositioning Liabilities Reduced Interest Income Update on Community Banking Strategy Guidance 3

Guidance Assumptions - Stable Interest Rates - Continue Share Repurchase Balance Sheet - Loan growth 6% - Deposit growth 2% Income Statement - Net interest income growth 8% - Stable provision for loan losses - Non-interest income decrease of 14% from first quarter - Non-interest expense decrease of 3% from first quarter - Tax rate of 30% - Net income of $0.32 - $0.36 per share Second Quarter 2003 4 As Provided in April 15, 2003 Conference Call

Loans - 2nd Quarter 2003 (1) 5 Total Loans as of March 31, 2003 Loan Sale Growth in Total Loans Total Loans as of June 30, 2003 *% Growth in Total Loans for the Quarter *% Annualized Growth Rate in Total Loans $2,077.6MM (60.9MM) 48.0MM* $2,064.7MM 2.3% (1) Excludes loans held for sale 9.2%

Deposits - 2nd Quarter 2003 6 $32.5 million increase in non-interest bearing deposits due to CHAMP $84.0 million increase due to new Money Market Max account introduced during 1st quarter 2003 Reduced our dependency on retail time deposits by $44.0 million Total deposits increased $65.6 million during 2nd quarter

Non-Interest Income - 2nd Quarter 2003 7 Securities gains increased $7.1 million Service charges increased $0.4 million Brokerage services income increased $0.3 million Card fees increased $0.2 million Previous quarter included a $2.2 million gain on credit card sale Trading gains decreased $0.7 million Insurance services income decreased $0.2 million Financial Management income decreased $0.1 million Compared to 1st Quarter 2003 Non-interest income increased $4.7 million during 2nd quarter

Non-Interest Expense - 2nd Quarter 2003 8 Prepayment cost of borrowings increased $7.4 million Professional services increased $1.5 million Salary and employee benefits decreased $1.2 million Occupancy and equipment decreased $0.3 million Other non-interest expense decreased $0.3 million Compared to 1st Quarter 2003 Non-interest expense increased $7.0 million during 2nd quarter

Tax Provision - 2nd Quarter 2003 9 $2.0 million tax benefit for the 2nd quarter Tax benefit recognized due to net loss attributable to increase in provision for loan losses and prepayment costs incurred during 2nd quarter

Loan Sale Sale of $60.9 million non-accruing and higher risk loans Benefits Significantly improves asset quality of the loan portfolio Eliminates significant future collection expense due to protracted workouts Lessens financial risk 10

Loan Portfolio* 11 *Excludes loans held for sale Loans Sold by Type $60.9MM As of June 30, 2003 Total Loans $2.1Bn

12 Provision for Second Quarter 2003: Provision for Loan Losses $19.5 million compared to $2.1 million for the First Quarter 2003

Provision for Loan Losses 13 Recent appraisals and deteriorating financials on certain commercial loans Credit-related discount on loan sale Impact of loan sale on loss experience ratios used in allowance model and current evaluation of economic and operational factors Residential rental property loans with questionable appraisals and collateral values Net charge-offs Provision Impact $7.5MM $4.0MM $3.5MM $2.4MM $2.1MM $19.5MM Total Provision for Loan Losses

Asset Quality Ratios (1) 14 Excludes loans held for sale Problem Assets Classified Assets / Net Loans Nonperforming Loans Nonperforming Loans / Net Loans Nonperforming Assets Nonperforming Assets / Net Loans and Foreclosed Properties Charge-offs Net Charge-offs / Net Loans-annualized Allowance for Loan Losses Allowance for Loan Losses / Net Loans Allowance for Loan Losses / Nonperforming Loans First Quarter 2003 4.71% 1.44% 1.97% 0.43% 1.28% 88% Second Quarter 2003 1.99% 0.54% 0.87% 0.39% 1.15% 212% Full Year 2002 4.32% 1.28% 1.76% 0.37% 1.31% 103% Past Dues Past Due Loans over 30 days as a percentage of loans 1.03% 0.67% 1.20%

Nonperforming Loans by Size (1) 15 $1MM and Larger $250M to $999M Less than $250M Total Dollar O/S $0 $2.5 million $8.7 million Excludes loans held for sale Number of Loans 0 6 231 As of June 30, 2003

Residential Rental Property Pool 16 Management identified $12.8 million residential rental property loans with questionable appraisal and collateral values It is a discrete pool of 165 separate loans Loans were originated by one loan officer who is no longer employed by First Charter All appraisals were completed by independent appraisers who were not employees of First Charter Separate investigations by appropriate authorities and management are continuing

Sale of Other Real Estate Owned (OREO) 17 Two largest properties held in OREO were sold These properties were sold above book value in cash transactions valued at $4.7 million These sales resulted in $0.3 million gain OREO balance of $6.9 million at quarter-end

Repositioning of the Securities Portfolio 18 Repositioning of $507.0 million of the securities portfolio Gains of $7.4 million on sales of callable agency and mortgage-backed securities Sales proceeds being reinvested in shorter term, lower coupon mortgage-backed and agency securities to better stabilize cash flows and yields

Repositioning Liabilities 19 Prepayment of $50.0 million in Federal Home Loan Bank advances with an average rate of 5.01% Costs associated with prepayment of $7.4 million Estimated to lower interest expense by $0.9 million for remainder of 2003

Reduced Interest Income 20 Lower interest income than original guidance for the second quarter of $2.7 million due to the following items: Greater than anticipated prepayment speeds on mortgage-backed securities resulted in lower yields Net commercial and retail loan growth was less than anticipated

Update on Community Banking Strategy Customer Acquisition Customer Retention 21 How are we doing?

4Q/2001 1Q/2002 2Q/2002 3Q/2002 4Q/2002 1Q/2003 2Q/2003 2822 3776 4215 3477 7600 11350 10083 CHAMP Results 22 Pre-CHAMP Post CHAMP 2003 Goal: 40,000 New Checking Accounts Customer Acquisition

Service Charge Revenue 23 2Q/2002 2Q/2003 East 4.8 5.6 $4.8MM $5.6MM 17% Customer Acquisition The Big Payoff

Core Retail Households 24 2002 2003 Column 64.5 73.5 Column 27 64.5M 30% 9.7M* 83.9M* *Projected 74.2M Customer Acquisition The Big Payoff

25 Customer Acquisition Cross-Sell Ratios New Retail HHs Products Sold Column 11248 29088 Results 1/01/03 - 6/30/03 11,248 29,088

Update on Community Banking Strategy Customer Acquisition Customer Retention 26 How are we doing?

Consistently Delivering "Expect More" Service 27 3Q/01 4Q/01 1Q/02 2Q/02 3Q/02 4Q/02 1Q/03 2Q/03 70 72 74 75 79 83 80 80 30.6 38.6 34.6 31.6 45.9 46.9 45 43.9 Percent of Clients ("Very Satisfied") 70% 72% 75% 79% 83% 80% 80% 74% Customer Retention

Attrition Ratio 28 2002 6/30/2003 East 17.3 12.2 17.3% 12.2% 30% Customer Retention The Big Payoff

Guidance 29

Guidance Assumptions for 3rd and 4th Quarter - Stable Interest Rates - Stable Economic Environment - Continue Share Repurchase 30

Guidance Net Income of $0.29 - $0.33 per share (1) (2) Balance Sheet Increase from 2nd Quarter - Loan growth 2% - Investment securities 6% - Deposit growth 3% - Other borrowings 4% Income Statement Change from 2nd Quarter - Net interest income growth 3% - Provision for loan losses estimated between $1.5 and $2.5 million - Non-interest income increase 21% (1) (2) - Non-interest expense increase 7% (2) (3) - Tax rate of 27% Third Quarter 2003 31 Excludes securities gains, loss/income from equity method investments and trading income, but includes gain on sale of property of $0.4 million (2) Includes acquisition of 3rd party benefits administrator Excludes $7.4 million prepayment of FHLB borrowings and $1.0 million professional expenses related to loan sale

Guidance Net Income of $0.30 - $0.34 per share (1) Balance Sheet Change from 3rd Quarter - Loan growth 2% - Investment securities flat - Deposit growth 3% - Other borrowings decrease 1% Income Statement Change from 3rd Quarter - Net interest income growth 5% - Provision for loan losses estimated between $1.75 and $2.75 million - Non-interest income decrease 5% (1) - Non-interest expense expected to be flat - Tax rate of 27% Fourth Quarter 2003 32 Excludes securities gains, loss/income from equity method investments and trading income

NASDAQ: FCTR 33